Exhibit 10.3

AMENDMENT NO. 4, dated as of February 17, 2011 (this “Amendment”), to the Credit Agreement, dated as of July 27, 2010, amended and restated on August 6, 2010, further amended and restated on September 21, 2010 and amended on September 28, 2010 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOMKINS, LLC (formerly known as Pinafore, LLC), a Delaware limited liability company (the “LLC Co-Borrower”), TOMKINS, INC. (formerly known as Pinafore, Inc.), a Delaware corporation (the “Corporate Co-Borrower” and, together with the LLC Co-Borrower, the “Borrower”), PINAFORE HOLDINGS B.V., a private limited liability company (besloten vennootschap) organized in the Netherlands, as Holdings, the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, CITICORP USA, INC., as Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, CITIGROUP GLOBAL MARKETS INC., BANC MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BARCLAYS CAPITAL, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Co-Documentation Agents.

WHEREAS, Section 10.01 of the Credit Agreement permits the Borrower to refinance all outstanding Term A Loans with Replacement Term A Loans and all outstanding Term B Loans with Replacement Term B Loans;

WHEREAS, on the Refinancing Amendment Effective Date (as defined below), the Borrower intends to (i) incur Replacement Term A Loans in an aggregate principal amount of $295,986,440.32 (the “Term A-1 Loans”), (ii) use the proceeds of the Term A-1 Loans to repay all Term A Loans outstanding immediately prior to the Refinancing Amendment Effective Date (the “Original Term A Loans”), (iii) incur Replacement Term B Loans in an aggregate principal amount of $1,677,256,494.72 (the “Term B-1 Loans” and, together with the Term A-1 Loans, the “Replacement Term Loans”), (iv) use the proceeds of the Term B-1 Loans to repay all Term B Loans outstanding immediately prior to the Refinancing Amendment Effective Date (the “Original Term B Loans” and, together with the Original Term A Loans, the “Original Term Loans”);

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term A-1 Loans (each such Person who is a Term A Lender holding Original Term A Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term A-1 Lender”; each such Person who is not a Continuing Term A-1 Lender, an “Additional Term A-1 Lender”; and each Continuing Term A-1 Lender and Additional Term A-1 Lender, a “Term A-1 Lender”) has agreed to provide the commitment (the “Term A-1 Commitment”) in the amount set forth on its signature page hereto (or to convert its Original Term A Loans in such principal amount into Term A-1 Loans (such converted Term A-1 Loans, the “Converted Term A-1 Loans” and any such conversion of Original Term A Loans into Term A-1 Loans being referred to herein as a “Term A Conversion”)). Any Lender holding Original Term A Loans immediately prior to the effectiveness of this Amendment that is not a Term A-1 Lender is referred to herein as an “Exiting Term A Lender”;

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term B-1 Loans (each such Person who is a Term B Lender holding Original Term B Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B-1 Lender”; each such Person who is not a Continuing Term B-1 Lender, an “Additional Term B-1 Lender”; each Continuing Term B-1 Lender and Additional Term B-1 Lender, a “Term B-1 Lender”; and the Term B-1 Lenders collectively with the Term A-1 Lenders, the “Replacement Term Lenders”) has agreed to provide the commitment (the “Term B-1 Commitment” and the Term B-1 Commitments collectively with the Term A-1 Commitments, the “Replacement Term Commitments”) in the amount set forth on its signature page hereto (or to convert its Original Term B Loans in such principal amount into Term B-1 Loans (such converted Term B-1 Loans, the “Converted Term B-1 Loans”; any such conversion of Original Term B Loans into Term B-1 Loans being referred to herein as a “Term B Conversion”; the Converted Term B Loans together with the Converted Term A Loans, the “Converted Loans”; and each Term B Conversion or Term A Conversion, as applicable, a “Conversion”)). Any Lender holding Original Term B Loans immediately prior to the effectiveness of this Amendment that is not a Term B-1 Lender is referred to herein as an “Exiting Term B Lender”;

WHEREAS, the Borrower desires to amend certain other provisions of the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Loan Documents;

WHEREAS, in order to effect the foregoing, Holdings, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment includes (i) an amendment (the “Refinancing Amendment”) contemplated by Section 10.01 of the Credit Agreement to provide for the Replacement Term Loans, which is subject to the approval of Holdings, the Borrower, the Administrative Agent and the Replacement Term Lenders, which will become effective only on the Refinancing Amendment Effective Date and (ii) certain other amendments to the Credit Agreement that are subject to the approval of the Borrower and the Required Lenders and that will become effective when such approvals are obtained (the “Additional Amendment”), in each case as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Replacement Term Commitments. (a) Subject to the terms and conditions set forth herein, on the Refinancing Amendment Effective Date, (i) each Additional Term A-1 Lender agrees to fund a Term A-1 Loan in a principal amount not exceeding such Additional Term A-1 Lender’s Term A-1 Commitment set forth on its signature page hereto and (ii) each Continuing Term A-1 Lender agrees to (A) fund a Term A-1 Loan or (B) if such Continuing Term A-1 Lender has given the Administrative Agent at least one Business Day’s notice that it desires to convert all or a portion of its Original Term A Loans into Converted Term A-1 Loans, convert all or a portion of its Original Term A Loans into Term A-1 Loans (not exceeding the principal amount of such Continuing Term A-1 Lender’s Term A-1 Commitment set forth on its signature page hereto), so that the aggregate principal amount of such funded Term A-1 Loan and such Converted Term A-1 Loans equals such Continuing Term A-1 Lender’s Term A-1 Commitment. Without limiting the generality of the foregoing, each Continuing Term A-1 Lender shall have a commitment to fund a Term A-1 Loan, or acquire Converted Term A-1 Loans by Conversion, in the aggregate amount set forth on its signature page hereto. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Term A-1 Lender shall be entitled to receive payment on the Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date, and any amounts payable pursuant to Section 3.05 of the Credit Agreement, with respect to all of its Original Term A Loans.

(b) Subject to the terms and conditions set forth herein, on the Refinancing Amendment Effective Date, (i) each Additional Term B-1 Lender agrees to fund a Term B-1 Loan in a principal amount not exceeding such Additional Term B-1 Lender’s Term B-1 Commitment set forth on its signature page hereto and (ii) each Continuing Term B-1 Lender agrees to (A) fund a Term B-1 Loan or (B) if such Continuing Term B-1 Lender has given the Administrative Agent at least one Business Day’s notice that it desires to convert all or a portion of its Original Term B Loans into Converted Term B-1 Loans, convert all or a portion of its Original Term B Loans into Term B-1 Loans (not exceeding the principal amount of such Continuing Term B-1 Lender’s Term B-1 Commitment set forth on its signature page hereto), so that the aggregate principal amount of such funded Term B-1 Loan and such Converted Term B-1 Loans equals such Continuing Term B-1 Lender’s Term B-1 Commitment. Without limiting the generality of the foregoing, each Continuing Term B-1 Lender shall have a commitment to fund a Term B-1 Loan, or acquire Converted Term B-1 Loans by Conversion, in the aggregate amount set forth on its signature page hereto. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Term B-1 Lender shall be entitled to receive payment on the Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date, and any amounts payable pursuant to Sections 2.05(d) and 3.05 of the Credit Agreement, with respect to all of its Original Term B Loans.

(c) Each Replacement Term Lender, by delivering its signature page to this Amendment and funding, or converting its Original Term Loans into, Term A-1 Loans or Term B-1 Loans, as the case may be, on the Refinancing Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, the Additional Amendment (such consent and approval effective as of the Refinancing Amendment Effective Date), each

Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Refinancing Amendment Effective Date. The commitments of the Replacement Term Lenders are several, and no Replacement Term Lender shall be responsible for any other Replacement Term Lender’s failure to make Replacement Term Loans.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 10.01 of the Credit Agreement, effective as of the Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the Term A-1 Commitments shall constitute “Term A Commitments”, (ii) the Term A-1 Loans shall constitute “Term A Loans” and (iii) each Term A-1 Lender shall become a “Term A Lender” and a “Lender” (if such Term A-1 Lender is not already a Term A Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term A Loan Commitment (or, following the making of a Term A-1 Loan, a Term A Loan), (iv) the Term B-1 Commitments shall constitute “Term B Commitments”, (v) the Term B-1 Loans shall constitute “Term B Loans” and (vi) each Term B-1 Lender shall become a “Term B Lender” and a “Lender” (if such Term B-1 Lender is not already a Term B Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term B Loan Commitment (or, following the making of a Term B-1 Loan, a Term B Loan).

(e) The Original Term A Loans of each Continuing Term A-1 Lender (to the extent not converted to an Term A-1 Loan pursuant to Section 1.02(a) of this Amendment) and of each Exiting Term A Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including any amounts payable pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the Term A-1 Loans and other funds available to the Borrower. The Original Term B Loans of each Continuing Term B-1 Lender (to the extent not converted to an Term B-1 Loan pursuant to Section 1.02(b) of this Amendment) and of each Exiting Term B Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including any amounts payable pursuant to Sections 2.05(d) or 3.05 of the Credit Agreement)) with the proceeds of the Term B-1 Loans and other funds available to the Borrower. The Borrower shall, on the Refinancing Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the Refinancing Amendment Effective Date, all interest and fees accrued to the Refinancing Amendment Effective Date with respect to the Original Term Loans, whether or not such Original Term Loans are converted pursuant to Section 1.02(a) or (b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term A-1 Lender and each Continuing Term B-1 Lender) waives, solely in respect of the prepayment of Original Term Loans and the making of (or conversion into) Replacement Term Loans, as contemplated hereby, compliance with the requirements set forth in (A) Section 2.02 of the Credit Agreement, solely with respect to the time periods specified therein regarding the Borrower’s delivery of a Committed Loan Notice and (B) Section 2.05(a) of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Term Loans.

(g) The obligation of each Replacement Term Lender to make Replacement Term Loans on the Refinancing Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Replacement Term Loans and the repayment in full of the Original Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.03 of the Credit Agreement shall be satisfied on and as of the Refinancing Amendment Effective Date, and the Replacement Term Lenders shall have received a certificate of a Responsible Officer dated the Refinancing Amendment Effective Date to such effect.

(ii) The Administrative Agent shall have received a favorable legal opinion of Latham & Watkins LLP, counsel to the Borrower, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(iii) The Administrative Agent shall have received (A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Borrower, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the jurisdiction of its organization, and a certificate as to the good standing (where relevant) of such Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (B) a closing certificate executed by the Secretary or Assistant Secretary (or a director in lieu thereof) of each of the Borrower dated the Refinancing Amendment Effective Date, substantially in the form of the closing certificate delivered on the Effective Date in connection with the Credit Agreement, and certifying (I) that attached thereto is a true and complete copy of the by-laws, memorandum and articles of association or operating (or limited liability company) agreement of such Loan Party as in effect on the Refinancing Amendment Effective Date, (II) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (III) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of incorporation or organization furnished pursuant to clause (A) above, and (IV) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or director executing the certificate pursuant to this clause (B).

(iv) The Administrative Agent shall have received a Committed Loan Notice in a form reasonably acceptable to the Administrative Agent requesting that the Term A-1 Lenders make the Term A-1 Loans and the Term B-1 Lenders make the Term B-1 Loans to the Borrower on the Refinancing Amendment Effective Date.

(v) The conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(vi) Each Loan Party set forth on Schedule I hereto shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Amendment No. 4” means the Amendment No. 4 to this Agreement dated as of February 17, 2011, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Reaffirmation Agreement” means the Reaffirmation Agreement dated as of February 17, 2011, among Holdings, the Subsidiaries of Holdings party thereto and the Administrative Agent.

“Conversion” has the meaning set forth in Amendment No. 4.

“Converted Term Loans” has the meaning set forth in Amendment No. 4.

“Refinancing Amendment Effective Date” has the set forth in Amendment No. 4.

“Original Term A Loans” has the meaning set forth in Amendment No. 4.

“Original Term B Loans” has the meaning set forth in Amendment No. 4.

(ii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) with respect to Term A Loans, (A) for Eurocurrency Rate Loans, [    ]% and (B) for Base Rate Loans, [    ]%, and (ii) with respect to Term B Loans, (A) for Eurocurrency Rate Loans, [    ]% and (B) for Base Rate Loans, [    ]%; and”

and clause (b) of such definition is hereby amended by deleting the phrase “Term A Loans,”.

(iii) The first sentence of the definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest per annum determined from time to time by the Administrative Agent as its “prime rate” in effect at its principal office in New York City and (c) 1.00% plus the Eurocurrency Rate applicable to one month Interest Periods on the date of determination of the Base Rate (which Eurocurrency Rate shall be deemed to be not less than (x) with respect to any Term Loan, 1.25% and (y) with respect to any Loan other than a Term Loan, 1.75%).”

(iv) The definition of “Collateral Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Amendment No. 4 Reaffirmation Agreement” after the word “Mortgages” appearing in such definition.

(v) The first sentence of the definition of “Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the greater of (a) (x) with respect to any Term Loan, 1.25% per annum and (y) with respect to any Loan other than a Term Loan, 1.75% per annum and (b) the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.”

(vi) The definition of “Term A Borrowing” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A Borrowing” means a borrowing consisting of simultaneous Term A Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term A Lenders pursuant to (x) with respect to Term A Loans made on the Closing Date, Section 2.01(a) and (y) with respect to Term A Loans made on the Refinancing Amendment Effective Date, Section 1.02(a) of Amendment No. 4.”

(vii) The definition of “Term A Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A Commitment” means, as to each Term A Lender, (x) prior to the Refinancing Amendment Effective Date, its obligation to make a Term A Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Term A Commitment” or in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and (y) on and following the Refinancing Amendment Effective Date, its obligation to make a Term A Loan to the Borrower pursuant to Amendment No. 4 (including pursuant to a Conversion of Original Term A Loans of such Term A Lender) in an aggregate amount not to exceed the amount set forth on such Lender’s signature page to Amendment No. 4 under the caption “Term A-I Commitment” or in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the Refinancing Amendment Effective Date, the initial aggregate amount of the Term A Commitments is $295,986,440.32.”

(viii) The definition of “Term A Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A Loan” means (x) prior to the Refinancing Amendment Effective Date, a Loan made on the Closing Date pursuant to Section 2.01(a) and (y) on and following the Refinancing Amendment Effective Date, a Loan made pursuant to Section 1.02(a) of Amendment No. 4 (including Converted Term A Loans).”

(ix) The definition of “Term B Borrowing” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to (x) with respect to Term B Loans made on the Closing Date, Section 2.01(b) and (y) with respect to Term B Loans made on the Refinancing Amendment Effective Date, Section 1.02(b) of Amendment No. 4.”

(x) The definition of “Term B Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Commitment” means, as to each Term B Lender, (x) prior to the Refinancing Amendment Effective Date, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(b) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Term B Commitment” or in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to

Section 2.14), and (y) on and following the Refinancing Amendment Effective Date, its obligation to make a Term B Loan to the Borrower pursuant to Amendment No. 4 (including pursuant to a Conversion of Original Term B Loans of such Term B Lender) in an aggregate amount not to exceed the amount set forth on such Lender’s name signature page to Amendment No. 4 under the caption “Term B-1 Commitment” or in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.14). On the Refinancing Amendment Effective Date, the initial aggregate amount of the Term B Commitments is $1,677,256,494.72. After the Closing Date, additional Classes of Term B Commitments may be added or created pursuant to Incremental Amendments or Extensions.”

(xi) The definition of “Term B Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Loan” means (x) prior to the Refinancing Amendment Effective Date, a Loan made on the Closing Date pursuant to Section 2.01(b) and (y) on and following the Refinancing Amendment Effective Date, a Loan made pursuant to Section 1.02(b) of Amendment No. 4 (including Converted Term B Loans).”

(xii) Clause (d) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)	Prepayment Premium. At the time of the effectiveness of any Repricing Transaction that is consummated prior to the six-month anniversary of the Refinancing Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term B Loans which are repaid or prepaid pursuant to such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term B Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all Term B Loans outstanding on such date that are subject to an effective reduction of the Applicable Rate pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

SECTION 1.04. Refinancing Amendment Effectiveness. Sections 1.02 and 1.03 of this Amendment shall become effective as of the first date (the “Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) each Replacement Term Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the making of the Replacement Term Loans set forth in Section 1.02(g) hereof (other than clause (v) thereof) shall have been satisfied.

(c) The Borrower shall have obtained Term A-1 Commitments in an aggregate amount equal to $295,986,440.32 and Term B-1 Commitments in an aggregate amount equal to $1,677,256,494.72. The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full, (i) all of the Original Term Loans (after giving effect to any Conversion thereof), (ii) all accrued and unpaid fees (including all amounts payable pursuant to Sections 2.05(d)) and interest with respect to the Original Term Loans (including any such Original Term Loans that will be converted to Replacement Term Loans on the Refinancing Amendment Effective Date) and (iii) to the extent invoiced at least one Business Day prior to the Refinancing Amendment Effective Date, any amounts payable to the Persons that are Term Lenders immediately prior to the Refinancing Amendment Effective Date pursuant to Section 3.05 of the Credit Agreement, such payments to be made with the cash proceeds of the Replacement Term Loans to be made on the Refinancing Amendment Effective Date and other funds available to the Borrower.

(d) The Agents shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or pursuant to Section 10.04 of the Credit Agreement, including, to the extent invoiced at least one Business Day prior to the Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower, the Replacement Term Lenders and the other Lenders of the Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the Replacement Term Lenders hereunder to make Replacement Term Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(g) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on February 17, 2011.

SECTION 1.05. Post-Closing Covenant. [Requirements with respect to amendments to certain Collateral Documents and opinions to be delivered in connection therewith to come pending confirmation from German counsel].

ARTICLE II.

Additional Amendment

SECTION 2.01. Additional Amendment of Credit Agreement. Effective as of the Additional Amendment Effective Date, the Required Lenders (including each of the Replacement Term Lenders) hereby agree that the Credit Agreement is amended as follows:

(i) The last sentence of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA under this Agreement for any period that includes (x) any of the fiscal quarters ended January 2, 2010 and April 3, 2010 and the second quarter of the 2010 fiscal year of Holdings, Consolidated EBITDA for such fiscal quarters shall be $126,600,000, $174,100,000 and $214,000,000, respectively or (y) any other period occurring prior to the Closing Date, Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to the Transactions.”

(ii) Clause (iii) of Section 2.14(d) of the Credit Agreement is hereby amended by replacing the number “2.25” with the number “3.50”.

(iii) Clause (w) of Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(w)	Indebtedness incurred by any Loan Party to finance any Investment permitted under Section 7.02; provided that the Total Leverage Ratio determined on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable (or, if no Test Period has passed, as of the last four quarters ended), as if the incurrence of such Indebtedness had been made on the last day of such four quarter period, is less than or equal to the greater of (x) 4.50:1.00 and (y) 1.00 times lower than the Total Leverage Ratio for the applicable Test Period set forth in Section 7.10(a) (i.e. if the required ratio in Section 7.10(a) is 5.75 to 1.0, the condition to the incurrence of Indebtedness under this clause (w) shall be 4.75 to 1.0);”

(iv) The table set forth in Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Test Period ending on or about	Total Leverage Ratio

December 31, 2010 — June 30, 2011	6.10 to 1.0

“Test Period ending on or about	Total Leverage Ratio
September 30, 2011	6.00 to 1.0
December 31, 2011	5.75 to 1.0
March 31, 2012	5.55 to 1.0
June 30, 2012	5.40 to 1.0
September 30, 2012	5.35 to 1.0
December 31, 2012 and thereafter	5.25 to 1.0”

(v) The table set forth in Section 7.10(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Test Period ending on or about	Interest Coverage Ratio
December 31, 2010 — June 30, 2011	1.80 to 1.0
September 30, 2011	1.85 to 1.0
December 31, 2011	1.95 to 1.0
March 31, 2012	2.00 to 1.0
June 30, 2012 – September 30, 2012	2.05 to 1.0
December 31, 2012 and thereafter	2.10 to 1.0”

SECTION 2.02. Additional Amendment Effectiveness. Section 2.01 of this Amendment shall become effective as of the first date (the “Additional Amendment Effective Date”) on which each of the following conditions have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

(b) The Refinancing Amendment Effective Date shall have occurred.

ARTICLE III.

Miscellaneous

SECTION 3.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Replacement Term Lenders, and the Administrative Agent that, as of the Refinancing Amendment Effective Date and the Additional Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Refinancing Amendment Effective Date and the Additional Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Refinancing Amendment Effective Date and the Additional Amendment Effective Date, will constitute, legal, valid and binding obligations of the Loan Parties, enforceable against each of the Loan Parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and the implied covenant of good faith and fair dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Refinancing Amendment Effective Date and the Additional Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Refinancing Amendment Effective Date and the Additional Amendment Effective Date.

(d) Immediately after the consummation of the transactions contemplated under this Amendment to occur on the Refinancing Amendment Effective Date and the Additional Amendment Effective Date, Holdings and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

SECTION 3.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agent-Related Persons under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Refinancing Amendment Effective Date and the Additional Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15, 10.16 and 10.17 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 3.04. Costs and Expenses. To the extent contemplated by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent and the Joint Bookrunners and Joint Lead Arrangers.

SECTION 3.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 3.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

TOMKINS, LLC

By:	/s/ John Zimmerman
Name: John Zimmerman
Title: Chief Financial Officer

TOMKINS, INC.

By:	/s/ John Zimmerman
Name: John Zimmerman
Title: Chief Financial Officer

PINAFORE HOLDINGS B.V.

By:	/s/ Donald West
Name: Donald West
Title: Director

[Amendment No. 4]

CITIBANK, N.A., individually and as Administrative Agent, L/C Issuer and Swing Line Lender,

By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Vice President

[Amendment No. 4]

The undersigned Additional Term A-1 Lender hereby irrevocably and unconditionally agrees to provide the Additional Term A-1 Commitment Amount ($34,038,440.62) in the form of a Term A-1 Loan on the Refinancing Amendment Effective Date.

CITIBANK, N.A., as a Term A-1 Lender
By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Vice President

[Amendment No. 4]

The undersigned Additional Term B-1 Lender hereby irrevocably and unconditionally agrees to provide the Additional Term B-1 Commitment Amount ($319,956,408.82) in the form of a Term B-1 Loan on the Refinancing Amendment Effective Date.

CITIBANK, N.A., as a Term B-1 Lender
By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Vice President

[Amendment No. 4]

The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Additional Amendment.

CITIBANK, N.A., as a Revolving Credit Lender
By:	/s/ Caesar Wyszomirksi
Name: Caesar Wyszomirski
Title: Vice President

[Amendment No. 4]

SCHEDULE I

Reaffirmation Agreement Parties

ACD TRIDON (HOLDINGS) LIMITED

ACD TRIDON INC.

AIR SYSTEM COMPONENTS, INC.

AIR SYSTEMS COMPONENTS INVESTMENTS CHINA LIMITED

AQUATIC CO.

AQUATIC TRUCKING CO.

BETA NACO LIMITED

BRITISH INDUSTRIAL VALVE COMPANY LIMITED

BROADWAY MISSISSIPPI DEVELOPMENT, LLC

BUFFALO HOLDING COMPANY

CARRIAGE HOUSE FRUIT COMPANY

CONERGICS CORPORATION

DEXTER AXLE ACQUISITION CORP.

DEXTER AXLE COMPANY

DEXTER AXLE TRUCKING COMPANY

DEXTER CHASSIS GROUP, INC.

E INDUSTRIES, INC.

EASTERN SHEET METAL, INC.

EIFELER MASCHINENBAU GMBH

EPICOR INDUSTRIES, INC.

FBN TRANSPORTATION, INC.

GATES AUTO PARTS HOLDINGS CHINA LIMITED

GATES DEVELOPMENT CORPORATION

GATES ENGINEERING & SERVICES LTD.

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED

GATES FLEXIMAK LTD.

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED

GATES HOLDING GMBH

GATES HOLDINGS LIMITED

GATES INTERNATIONAL HOLDINGS, LLC

GATES MECTROL GMBH

GATES MECTROL, INC.

GATES POWER TRANSMISSION EUROPE BVBA

GLASS MASTER CORPORATION

H HEATON LIMITED

HART & COOLEY TRUCKING COMPANY

HART & COOLEY, INC.

HYTEC, INC.

IDEAL CLAMP PRODUCTS, INC.

KOCH FILTER CORPORATION

MONTISK INVESTMENTS NETHERLANDS C.V.

NATIONAL DUCT SYSTEMS, INC.

NRG INDUSTRIES, INC. (DELAWARE ENTITY)

NRG INDUSTRIES, INC. (TEXAS ENTITY)

OLYMPUS (ORMSKIRK) LIMITED

PLEWS, INC.

ROOFTOP SYSTEMS, INC.

RUSKIN AIR MANAGEMENT LIMITED

RUSKIN COMPANY

RUSKIN COMPANY CANADA INC.

RUSKIN SERVICE COMPANY

SCHRADER ELECTRONICS LIMITED

SCHRADER ELECTRONICS, INC.

SCHRADER INTERNATIONAL HOLDING CO.

SCHRADER INVESTMENTS LUXEMBOURG S.A.R.L.

SCHRADER, LLC

SCHRADER-BRIDGEPORT INTERNATIONAL, INC.

SELKIRK AMERICAS, L.P.

SELKIRK CANADA HOLDINGS, L.P.

SELKIRK CORPORATION

SELKIRK IP L.L.C.

SHIITAKE LIMITED

STACKPOLE INVESTMENTS LIMITED

SWINDON SILICON SYSTEMS LIMITED

THE GATES CORPORATION

TOMKINS AMERICAN INVESTMENTS S.A.R.L.

TOMKINS AUTOMOTIVE CANADA LIMITED

TOMKINS AUTOMOTIVE COMPANY, S.A.R.L.

TOMKINS AUTOMOTIVE HOLDING CO.

TOMKINS BUILDING PRODUCTS, INC.

TOMKINS ENGINEERING LIMITED

TOMKINS FINANCE LIMITED

TOMKINS FINANCE LUXEMBOURG LIMITED

TOMKINS FUNDING LIMITED

TOMKINS HOLDINGS LUXEMBOURG, S.A.R.L.

TOMKINS IDEAL CLAMPS (SUZHOU) INVESTMENTS LIMITED

TOMKINS INDUSTRIES, INC.

TOMKINS INVESTMENT COMPANY S.A.R.L.

TOMKINS INVESTMENTS CHINA LIMITED

TOMKINS INVESTMENTS LIMITED

TOMKINS LIMITED

TOMKINS LUXEMBOURG S.A.R.L.

TOMKINS MAURITIUS COMPANY LIMITED

TOMKINS OVERSEAS COMPANY

TOMKINS OVERSEAS HOLDINGS S.A.R.L.

TOMKINS OVERSEAS INVESTMENTS LIMITED

TOMKINS PENSION SERVICES LIMITED

TOMKINS SC1 LIMITED

TOMKINS STERLING COMPANY

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY

TOMKINS TREASURY (DOLLAR) COMPANY

TOMKINS TREASURY (EURO) COMPANY

TOMKINS U.S., L.P.

TRICO PRODUCTS (DUNSTABLE) LIMITED

TRIDON CLAMP PRODUCTS GMBH

TRION (DEUTSCHLAND) GMBH

WALTHAM REAL ESTATE HOLDING CO.

WILLER & RILEY LIMITED